The Bank of New York Mellon Corporation

Quarterly Financial Trends

July 21, 2015

Table of Contents

Consolidated Results	Page(s)

Consolidated Corporate Earnings - Quarterly Trend	3
Fee and Other Revenue	4
Average Balances and Interest Rates	5-6
Noninterest Expense	7
Assets Under Management, Custody and/or Administration and Securities Lending; Key Market Metrics	8
Assets Under Management Net Flows	9

Business Segment Results

Investment Management Business - Quarterly Trend	10
Investment Services Business - Quarterly Trend	11
Other Segment - Quarterly Trend	12
Full Year Trends	13

Nonperforming Assets	14
Allowance for Credit Losses, Provision and Net Charge-offs	15
Notes	16

THE BANK OF NEW YORK MELLON CORPORATION - CONSOLIDATED CORPORATE EARNINGS - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment services fees
Asset servicing	$969	$988	$964	$984	$1,009	$1,022	$1,025	$1,019	$1,038	$1,060
Issuer services	237	294	322	237	229	231	315	193	232	234
Clearing services	304	321	315	324	325	326	337	347	344	347
Treasury services	141	139	137	137	136	141	142	145	137	144
Total investment services fees	1,651	1,742	1,738	1,682	1,699	1,720	1,819	1,704	1,751	1,785
Investment management and performance fees (a)	822	848	821	904	843	883	881	885	867	878
Foreign exchange & other trading revenue	161	207	160	146	136	130	153	151	229	187
Distribution and servicing	49	45	43	43	43	43	44	43	41	39
Financing-related fees	41	44	44	43	38	44	44	43	40	58
Investment and other income (a)(b)	88	285	151	(43)	102	142	890	78	60	104
Total fee revenue (a)(b)	2,812	3,171	2,957	2,775	2,861	2,962	3,831	2,904	2,988	3,051
Net securities gains (losses)	48	32	22	39	22	18	20	31	24	16
Total fee and other revenue (a)(b)	2,860	3,203	2,979	2,814	2,883	2,980	3,851	2,935	3,012	3,067
Income (loss) of consolidated investment management funds (a)	50	65	32	36	36	46	39	42	52	40
Net interest revenue	719	757	772	761	728	719	721	712	728	779
Total revenue (a)(b)	3,629	4,025	3,783	3,611	3,647	3,745	4,611	3,689	3,792	3,886
Provision for credit losses	(24)	(19)	2	6	(18)	(12)	(19)	1	2	(6)
Noninterest expenses	2,703	2,716	2,682	2,793	2,676	2,749	2,673	2,651	2,637	2,603
Amortization of intangible assets	86	93	81	82	75	75	75	73	66	65
Merger & integration, litigation and restructuring charges	39	13	16	2	(12)	122	220	800	(3)	59
Total noninterest expense	2,828	2,822	2,779	2,877	2,739	2,946	2,968	3,524	2,700	2,727
Income (loss) from continuing operations before taxes (b)	825	1,222	1,002	728	926	811	1,662	164	1,090	1,165
Provision for income taxes (b)	1,062	339	19	172	232	217	556	(93)	280	276
Net income (loss) from continuing operations (b)	(237)	883	983	556	694	594	1,106	257	810	889
Net income (loss) attributable to noncontrolling interest (a)(c)	(16)	(40)	(8)	(17)	(20)	(17)	(23)	(24)	(31)	(36)
Preferred stock dividends	(13)	(12)	(13)	(26)	(13)	(23)	(13)	(24)	(13)	(23)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation (b)	(266)	831	962	513	661	554	1,070	$209	$766	830
Earnings per share (b)(d)	$(0.23)	$0.71	$0.82	$0.44	$0.57	$0.48	$0.93	$0.18	$0.67	$0.73

Pre-tax operating margin - GAAP (a)	23%	30%	26%	20%	25%	22%	36%	4%	29%	30%
Non-GAAP (a)(e)	27%	28%	29%	26%	27%	30%	29%	28%	30%	33%
Return on common equity (annualized) - GAAP	N/M	9.7%	11.1%	5.7%	7.4%	6.1%	11.6%	2.2%	8.8%	9.4%
Return on tangible common equity (annualized) - Non-GAAP	N/M	25.0%	28.3%	14.3%	17.6%	14.5%	26.2%	5.9%	20.3%	21.5%
Percent of non-US total revenue (f)	35%	36%	38%	39%	37%	38%	43%	35%	36%	36%
(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02). For additional information, see page 24 of the Quarterly Earnings Release dated July 21, 2015, for the second quarter of 2015 (the "Quarterly Earnings Release"), furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit.

(b) In the 1st quarter 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(c) Primarily attributable to noncontrolling interests related to consolidated investment management funds.
(d) The 1st quarter 2013 includes a $0.73 charge related to the disallowance of certain foreign tax credits. The 2nd quarter 2013 includes a $0.09 gain related to an equity investment. The 3rd quarter 2013 includes a $0.22 benefit related to the U.S. Tax Court's partial reconsideration of a tax decision disallowing certain foreign tax credits. The 4th quarter 2013 includes a $0.10 loss related to an equity investment. The 2nd quarter 2014 includes a $0.14 charge related to severance and certain investment management funds. The 3rd quarter 2014 includes a $0.27 gain related to the sale of an investment in Wing Hang Bank, $0.18 related to a gain on the sale of the One Wall Street building and a $0.16 charge related to litigation and restructuring. The 4th quarter 2014 includes a $0.13 benefit primarily related to a tax carryback claim, and a $0.53 charge related to litigation and restructuring. The 2nd quarter 2015 includes a $0.03 charge related to litigation and restructuring.

(e) Non-GAAP excludes gain (loss) related to equity investment, net income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang Bank and the One Wall Street building, M&I, litigation and restructuring charges, a charge (recovery) related to investment management funds, net of incentives, amortization of intangible assets, and the benefit primarily related to a tax carryback claim, if applicable. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 25 of the Quarterly Earnings Release.

(f) Includes fee revenue, net interest revenue and income from consolidated investment management funds, net of net income attributable to noncontrolling interests.
Note: See pages 4 through 7 for additional details of revenue/expense items impacting consolidated results.
N/M - Not meaningful

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THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Investment services fees:
Asset servicing	$930	$938	$929	$953	$971	$976	$988	$982	$995	$1,011
Securities lending	39	50	35	31	38	46	37	37	43	49
Issuer services	237	294	322	237	229	231	315	193	232	234
Clearing services	304	321	315	324	325	326	337	347	344	347
Treasury services	141	139	137	137	136	141	142	145	137	144
Total investment services fees	1,651	1,742	1,738	1,682	1,699	1,720	1,819	1,704	1,751	1,785
Investment management and performance fees (a)	822	848	821	904	843	883	881	885	867	878
Foreign exchange and other trading revenue	161	207	160	146	136	130	153	151	229	187
Distribution and servicing	49	45	43	43	43	43	44	43	41	39
Financing-related fees	41	44	44	43	38	44	44	43	40	58
Investment and other income (a)	88	285	151	(43)	102	142	890	78	60	104
Total fee revenue (a)	$2,812	$3,171	$2,957	$2,775	$2,861	$2,962	$3,831	2,904	2,988	3,051
Net securities gains	48	32	22	39	22	18	20	31	24	16
Total fee and other revenue (a)	$2,860	$3,203	$2,979	$2,814	$2,883	$2,980	$3,851	$2,935	$3,012	$3,067
Fee revenue as a percentage of total revenue - excluding net securities gains	79%	79%	79%	78%	79%	79%	83%	79%	79%	79%

(a)    The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02). See page 24 of the Quarterly Earnings Release for additional information.

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THE BANK OF NEW YORK MELLON CORPORATION
Average Balances and Interest Rates

	2013								2014
(dollar amounts in millions)	March 31		June 30		September 30		December 31		March 31
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$40,967	0.70%	$42,772	0.64%	$41,597	0.66%	$39,563	0.71%	$41,617	0.71%
Interest-bearing deposits with Federal Reserve & other central banks	63,240	0.20	55,911	0.22	65,704	0.23	83,232	0.23	74,399	0.25
Federal funds sold and securities purchased under resale agreements	7,478	0.54	7,878	0.52	8,864	0.56	9,403	0.61	11,118	0.61
Margin loans	13,346	1.17	13,906	1.14	14,653	1.10	15,224	1.08	15,840	1.07
Non-margin loans:
Domestic offices	21,358	2.38	21,689	2.40	21,378	2.40	22,538	2.28	22,002	2.31
Foreign offices	11,575	1.36	12,318	1.32	12,225	1.31	13,006	1.22	13,805	1.26
Total non-margin loans	32,933	2.02	34,007	2.01	33,603	2.01	35,544	1.89	35,807	1.90
Securities
U.S. government obligations	18,814	1.54	19,887	1.62	16,540	1.76	13,418	1.96	17,213	1.61
U.S. government agency obligations	42,397	1.85	47,631	1.80	45,745	2.02	43,465	2.00	42,710	1.87
Obligations of states and political subdivisions	6,194	2.38	6,377	2.26	6,518	2.47	6,757	2.76	6,691	2.50
Other securities	34,507	2.03	33,243	1.93	32,403	1.92	33,000	1.78	33,920	1.64
Trading securities	5,878	2.40	6,869	2.33	5,523	2.83	6,173	2.82	5,217	2.60
Total securities	107,790	1.91	114,007	1.86	106,729	2.02	102,813	1.97	105,751	1.83
Total interest-earning assets	265,754	1.26	268,481	1.27	271,150	1.28	285,779	1.21	284,532	1.17
Allowance for loan losses	(264)		(237)		(212)		(207)		(210)
Cash and due from banks	4,534		5,060		6,400		6,623		5,886
Other assets	52,137		52,627		52,549		52,434		53,430
Total Asset Consol VIE FAS 167	11,503		11,524		11,863		11,506		11,354
Total Assets	$333,664		$337,455		$341,750		$356,135		$354,992

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$8,778	0.19%	$8,183	0.22%	$8,626	0.16%	$11,042	0.12%	$9,333	0.11%
Savings	819	0.29	897	0.24	1,015	0.25	993	0.25	1,034	0.25
Other time deposits	39,091	0.05	41,706	0.04	41,546	0.04	41,523	0.04	41,544	0.04
Foreign offices	99,040	0.08	100,433	0.07	102,360	0.07	103,462	0.06	101,075	0.06
Total interest-bearing deposits	147,728	0.08	151,219	0.07	153,547	0.06	157,020	0.06	152,986	0.06
Federal funds purchased and securities sold under repurchase agreements	9,187	(0.12)	9,206	(0.28)	12,164	(0.12)	13,155	(0.10)	14,505	(0.13)
Trading Liabilities	2,552	1.35	3,036	1.40	2,325	1.69	2,534	1.42	1,978	1.59
Other borrowed funds	1,397	0.76	1,443	0.19	2,233	0.19	2,378	0.42	1,137	0.47
Payables to customers and broker-dealers	9,019	0.09	9,073	0.08	8,659	0.09	9,400	0.09	8,883	0.09
Long-term debt	18,878	1.18	19,002	0.94	19,025	1.00	19,501	1.05	20,420	1.09
Total interest-bearing liabilities	188,761	0.20	192,979	0.16	197,953	0.16	203,988	0.17	199,909	0.17
Total noninterest-bearing deposits	70,337		70,648		72,075		79,999		81,430
Other liabilities	27,416		26,779		24,380		23,546		24,608
VIE Liabilities & Obligations FAS 167	10,186		10,242		10,466		10,283		10,128
Total Shareholders' Equity	35,966		35,817		35,826		37,260		37,851
Noncontrolling interest	998		990		1,050		1,059		1,066
Total liabilities and shareholders' equity	$333,664		$337,455		$341,750		$356,135		$354,992
Net interest margin - Taxable equivalent basis		1.11%		1.15%		1.16%		1.09%		1.05%
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

5

THE BANK OF NEW YORK MELLON CORPORATION
Average Balances and Interest Rates (continued)

.

	2014						2015
(dollar amounts in millions)	June 30		September 30		December 31		March 31		June 30
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$41,424	0.74%	$34,882	0.66%	$24,623	0.49%	$22,071	0.56%	$20,235	0.56%
Interest-bearing deposits with Federal Reserve & other central banks	85,546	0.26	88,713	0.23	97,440	0.22	81,160	0.23	81,860	0.21
Federal funds sold and securities purchased under resale agreements	13,387	0.58	15,683	0.61	18,536	0.56	20,416	0.59	23,545	0.61
Margin loans	17,050	1.05	18,108	1.04	18,897	1.01	20,051	1.00	20,467	1.01
Non-margin loans:
Domestic offices	22,566	2.30	23,826	2.20	25,103	2.20	25,256	2.14	26,716	2.06
Foreign offices	13,833	1.34	12,901	1.30	12,844	1.21	12,628	1.24	13,893	1.19
Total non-margin loans	36,399	1.94	36,727	1.88	37,947	1.86	37,884	1.84	40,609	1.77
Securities
U.S. government obligations	17,462	1.63	23,067	1.38	24,331	1.48	27,454	1.38	28,331	1.42
U.S. government agency obligations	43,167	1.67	46,186	1.67	49,106	1.70	52,744	1.68	56,332	1.77
Obligations of states and political subdivisions	6,473	2.58	5,830	2.54	5,305	2.61	5,213	2.64	5,021	2.67
Other securities	34,318	1.55	36,972	1.37	38,501	1.23	38,065	1.33	38,957	1.24
Trading securities	5,532	2.19	5,435	2.36	3,922	2.64	3,046	2.46	3,253	2.63
Total securities	106,952	1.71	117,490	1.59	121,165	1.58	126,522	1.57	131,894	1.59
Total interest-earning assets	300,758	1.10	311,603	1.05	318,608	1.02	308,104	1.07	318,610	1.08
Allowance for loan losses	(197)		(187)		(186)		(191)		(190)
Cash and due from banks	5,064		6,225		4,715		6,204		6,785
Other assets (a)	52,182		52,526		52,472		51,966		50,808
Total Asset Consol VIE FAS 167 (a)	11,405		10,242		9,623		2,328		2,280
Total Assets (a)	$369,212		$380,409		$385,232		$368,411		$378,293

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$7,583	0.13%	7,886	0.14%	8,869	0.12%	10,021	0.12%	10,322	0.13%
Savings	1,185	0.27	1,258	0.28	1,262	0.30	1,429	0.30	1,326	0.27
Other time deposits	42,824	0.04	41,248	0.04	41,507	0.04	43,259	0.04	46,807	0.03
Foreign offices	111,082	0.06	113,841	0.05	111,511	0.02	104,811	0.03	112,275	—
Total interest-bearing deposits	162,674	0.06	164,233	0.06	163,149	0.03	159,520	0.04	170,730	0.02
Federal funds purchased and securities sold under repurchase agreements	19,030	(0.05)	20,620	(0.07)	20,285	(0.05)	13,877	(0.09)	16,732	(0.02)
Trading Liabilities	2,993	0.97	2,806	0.84	1,024	1.44	795	1.07	632	1.84
Other borrowed funds	3,242	0.23	4,587	0.15	5,270	0.25	2,108	0.50	3,795	0.37
Payables to customers and broker-dealers	8,916	0.09	9,705	0.10	10,484	0.08	10,932	0.07	11,234	0.07
Long-term debt	20,361	1.16	20,429	1.12	21,187	1.27	20,199	1.21	20,625	0.99
Total interest-bearing liabilities	217,216	0.17	222,380	0.16	$221,399	0.16%	$207,431	0.15	$223,748	0.12
Total noninterest-bearing deposits	77,820		82,334		85,330		89,592		84,890
Other liabilities	24,854		27,369		30,743		32,341		29,840
VIE Liabilities & Obligations FAS 167 (a)	10,180		8,879		8,101		1,004		857
Total Shareholders' Equity	38,127		38,313		38,421		37,048		37,829
Noncontrolling interest (a)	1,015		1,134		1,238		995		1,129
Total liabilities and shareholders' equity (a)	$369,212		$380,409		$385,232		$368,411		$378,293
Net interest margin - Taxable equivalent basis		0.98%		0.94%		0.91%		0.97%		1.00%
(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02). For additional information, see page 24 of the Quarterly Earnings Release dated July 21, 2015, for the second quarter of 2015 (the "Quarterly Earnings Release"), furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit.

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

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THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Staff:
Compensation	$885	$891	$915	$929	$925	$903	$909	$893	$871	$877
Incentives	338	364	339	343	359	313	340	319	425	349
Employee benefits	249	254	262	250	227	223	228	206	189	208
Total staff	1,472	1,509	1,516	1,522	1,511	1,439	1,477	1,418	1,485	1,434
Professional, legal and other purchased services	295	317	296	344	312	314	323	390	302	299
Software and equipment	228	238	226	241	237	236	234	235	228	228
Net occupancy	163	159	153	154	154	152	154	150	151	149
Distribution and servicing	106	111	108	110	107	112	107	102	98	96
Business development	68	90	63	96	64	68	61	75	61	72
Sub-custodian	64	77	71	68	68	81	67	70	70	75
Other	307	215	249	258	223	347	250	211	242	250
Amortization of intangible assets	86	93	81	82	75	75	75	73	66	65
Merger & integration, litigation and restructuring charges	39	13	16	2	(12)	122	220	800	(3)	59
Total noninterest expense	$2,828	$2,822	$2,779	$2,877	$2,739	$2,946	$2,968	$3,524	$2,700	$2,727

Memo:
Total noninterest expense excluding M&I, litigation, restructuring, amortization of intangible assets and the charge (recovery) related to investment management funds, net of incentives - Non-GAAP	$2,664	$2,743	$2,682	$2,793	$2,681	$2,640	$2,673	$2,651	$2,637	$2,603

Full-time employees at period-end	49,700	49,800	50,800	51,100	51,400	51,100	50,900	50,300	50,500	50,700

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THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Assets under management at period-end: (a)
Institutional	$939	$968	$1,041	$1,072	$1,118	$1,109	$1,131	$1,187	$1,210	$1,185
Mutual Funds	405	378	407	425	415	440	430	438	445	454
Private Client	79	81	84	86	87	87	85	85	86	85
Assets under management	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	$1,646	$1,710	$1,741	$1,724	(b)

AUM at period-end, by product type: (a)
Equity	17%	17%	17%	17%	17%	17%	16%	16%	15%	15%
Fixed income	15	15	14	14	14	14	13	13	13	13
Index	19	20	20	20	20	21	21	21	22	21
Liability-driven investments (c)	25	25	26	26	27	27	28	29	29	30
Alternative investments	4	4	4	4	4	4	4	4	4	4
Cash	20	19	19	19	18	17	18	17	17	17
Total AUM	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	(b)

Assets under custody and/or administration at period-end (in trillions) (d)	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	$28.3	$28.5	$28.5	$28.6	(b)
Market value of securities on loan at period-end (e)	$244	$255	$255	$235	$264	$280	$282	$289	$291	$283
Key Market Metrics
S&P 500 Index (f)	1569	1606	1682	1848	1872	1960	1972	2059	2068	2063
S&P 500 Index - daily average	1514	1609	1675	1769	1835	1900	1976	2009	2064	2102
FTSE 100 Index (f)	6412	6215	6462	6749	6598	6744	6623	6566	6773	6521
FTSE 100 Index-daily average	6300	6438	6530	6612	6680	6764	6756	6526	6793	6920
MSCI World Index (f)	1435	1434	1544	1661	1674	1743	1698	1710	1741	1736
MSCI World Index-daily average	1405	1463	1511	1602	1647	1698	1733	1695	1726	1780
Barclays Capital Global Aggregate BondSM Index (f)(g)	356	343	356	354	365	376	361	357	348	342
NYSE & NASDAQ Share Volume (in billions)	174	186	166	179	196	187	173	198	187	185
JP Morgan G7 Volatility Index - daily average (h)	9.02	9.84	9.72	8.20	7.80	6.22	6.21	8.54	10.40	10.06
Average Fed Funds effective rate	0.14%	0.12%	0.09%	0.09%	0.07%	0.09%	0.09%	0.10%	0.11%	0.13%
Foreign exchange rates vs. U.S. dollar:
British pound - average rate	$1.55	$1.54	$1.55	$1.62	$1.66	$1.68	$1.67	$1.58	$1.51	$1.53
Euro - average rate	1.32	1.31	1.32	1.36	1.37	1.37	1.33	1.25	1.13	1.11
(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013.

(b) Preliminary.
(c) Includes currency overlay assets under management.
(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, June 30, 2014 and Sept. 30, 2014, and $1.1 trillion at Dec. 31, 2014, March 31, 2015, and June 30, 2015.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014, $64 billion at June 30, 2014, $65 billion at Sept. 30, 2014 and Dec. 31, 2014, $69 billion at March 31, 2015, and $68 billion at June 30, 2015.

(f) Period end.
(g) Unhedged in U.S. dollar terms.
(h) The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

8

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT NET FLOWS - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Assets under management at beginning of period (a)	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	1,636	$1,646	$1,710	$1,741

Net inflows (outflows):
Long-term:
Equity	1	1	3	(5)	(1)	(4)	(2)	(4)	(6)	(12)
Fixed income	5	2	(1)	5	—	(1)	—	4	4	(2)
Index	12	8	2	(3)	—	7	(3)	1	8	(9)
Liability-driven investments (b)	22	11	27	4	20	(17)	18	24	8	5
Alternative investments	—	(1)	1	1	2	2	—	2	2	3
Total long-term inflows (outflows)	40	21	32	2	21	(13)	13	27	16	(15)
Short-term:
Cash	(13)	(1)	13	6	(7)	(18)	19	5	1	(11)
Total net inflows (outflows)	27	20	45	8	14	(31)	32	32	17	(26)

Net market / currency impact / acquisition	16	(16)	60	43	23	47	(22)	32	14	9

Assets under management at end of period (a)	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	$1,646	$1,710	$1,741	$1,724	(c)

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013.

(b) Includes currency overlay assets under management.
(c) Preliminary.

9

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment management fees:
Mutual funds	$299	$299	$293	$303	$299	$311	$315	$306	$301	$307
Institutional clients	360	366	367	385	372	385	382	375	376	376
Wealth management	143	146	145	149	153	156	158	157	158	161
Total investment management fees	802	811	805	837	824	852	855	838	835	844
Performance fees	15	33	10	72	20	29	22	44	15	20
Investment management and performance fees	817	844	815	909	844	881	877	882	850	864
Distribution and servicing	46	44	41	41	40	41	41	40	39	37
Other (a)	18	24	26	43	16	48	16	7	47	25
Total fee and other revenue (a)	881	912	882	993	900	970	934	929	936	926
Net interest revenue	62	63	67	68	70	66	69	69	74	78
Total revenue	943	975	949	1,061	970	1,036	1,003	998	1,010	1,004
Noninterest expense (ex. intangible amortization and the charge (recovery) related to investment management funds, net of incentives)	659	692	689	760	698	725	727	729	721	714
Income before taxes (ex. intangible amortization and the charge (recovery) related to investment management funds)	284	283	260	301	272	311	276	269	289	290
Charge (recovery) related to investment management funds, net of incentives	39	(27)	—	—	(5)	109	—	—	—	—
Amortization of intangible assets	39	39	35	35	31	31	31	30	25	25
Income before taxes	$206	$271	$225	$266	$246	$171	$245	$239	$264	$265

Average assets	$38,743	$37,953	$38,690	$38,796	$39,463	$37,750	$36,670	$37,286	$31,017	$30,512

Assets under management at period-end (in billions) (b)	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	$1,646	$1,710	$1,741	$1,724	(c)

Pre-tax operating margin	22%	28%	24%	25%	25%	16%	24%	24%	26%	26%
Adjusted pre-tax operating margin (d)	35%	34%	33%	34%	34%	36%	33%	32%	34%	34%

(a) Total fee and other revenue includes the impact of the consolidated investment management funds. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 25 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013.

(c) Preliminary.
(d) Excludes the net negative impact of money market fee waivers, amortization of intangible assets and the charge (recovery) related to investment management funds net of incentives, and is net of distribution and servicing expense. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 25 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures.

10

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	$912	$922	$913	$936	$955	$958	$971	$964	$979	$995
Securities lending revenue	31	39	26	21	30	35	27	28	34	40
Issuer services	236	294	321	236	228	231	314	193	231	234
Clearing services	302	320	314	322	323	324	336	346	342	346
Treasury services	137	135	135	137	134	140	139	142	135	141
Total investment services fees	1,618	1,710	1,709	1,652	1,670	1,688	1,787	1,673	1,721	1,756
Foreign Exchange and other trading revenue	173	193	177	150	158	145	159	165	209	179
Other (a)	70	67	63	58	59	87	59	69	63	85
Total fee and other revenue	1,861	1,970	1,949	1,860	1,887	1,920	2,005	1,907	1,993	2,020
Net interest revenue	653	633	619	610	590	593	583	574	600	635
Total revenue	2,514	2,603	2,568	2,470	2,477	2,513	2,588	2,481	2,593	2,655
Provision for credit losses	1	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	1,796	1,825	1,765	1,822	1,778	1,824	1,835	2,512	1,797	1,841
Income before taxes (ex. intangible amortization)	717	778	803	648	699	689	753	(31)	796	814
Amortization of intangible assets	47	54	46	47	44	44	44	43	41	40
Income before taxes	$670	$724	$757	$601	$655	$645	$709	$(74)	$755	$774

Average loans	$26,697	$27,814	$27,865	$31,211	$31,468	$33,115	$33,785	$35,448	$37,699	$38,264
Average assets	$240,187	$244,802	$246,252	$258,294	$258,470	$264,221	$266,455	$276,586	$284,978	$290,102
Average deposits	$200,222	$204,499	$206,068	$216,216	$214,947	$220,701	$221,734	$228,282	$234,183	$237,193

Pre-tax operating margin	27%	28%	29%	24%	26%	26%	27%	(3)%	29%	29%
Pre-tax operating margin (ex. intangible amortization)	29%	30%	31%	26%	28%	27%	29%	(1)%	31%	31%

Investment services fees as a percentage of noninterest expense (b)	92%	94%	97%	90%	93%	93%	100%	92%	96%	98%

Assets under custody and/or administration at period-end (in trillions) (c)	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	$28.3	$28.5	$28.5	$28.6	(d)

Market value of securities on loan at period-end (in billions) (e)	$244	$255	$255	$235	$264	$280	$282	$289	$291	$283

(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, and investment and other income.
(b) Noninterest expense excludes amortization of intangible assets and litigation expense.
(c) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, June 30, 2014 and Sept. 30, 2014, and $1.1 trillion at Dec. 31, 2014, March 31, 2015, and June 30, 2015.

(d) Preliminary.
(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014, $64 billion at June 30, 2014, $65 billion at Sept. 30, 2014 and Dec. 31, 2014, $69 billion at March 31, 2015, and $68 billion at June 30, 2015.

11

THE BANK OF NEW YORK MELLON
OTHER SEGMENT- 10 Quarter Trend

	2013 (a)				2014				2015
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Revenue:
Fee and other revenue (a)	$152	$347	$172	$(20)	$112	$119	$928	$117	$104	$124
Net interest revenue	4	61	86	83	68	60	69	69	54	66
Total revenue (a)	156	408	258	63	180	179	997	186	158	190
Provision for credit loss	(25)	(19)	2	6	(18)	(12)	(19)	1	2	(6)
Noninterest expense (ex. M&I and restructuring charges)	243	236	230	200	193	93	274	210	120	98
Income (loss) before taxes (ex. M&I and restructuring charges) (a)	$(62)	$191	$26	$(143)	$5	$98	$742	$(25)	$36	$98
M&I and restructuring charges	5	3	14	13	—	120	57	—	(4)	8
Income (loss) before taxes (a)	$(67)	$188	$12	$(156)	$5	$(22)	$685	$(25)	$40	$90

Average loans and leases	$10,610	$10,846	$10,938	$9,802	$10,104	$9,962	$10,278	$10,272	$8,602	$10,515
Average assets	$54,734	$54,700	$56,808	$59,045	$57,059	$67,241	$77,284	$71,359	$52,416	$57,679

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

12

THE BANK OF NEW YORK MELLON CORPORATION
BUSINESSES

	Investment Management			Investment Services			Other						Consolidated Results
(dollar amounts in millions unless otherwise noted)	2014	2013	2012	2014	2013	2012	2014		2013		2012		2014		2013		2012
Revenue:
Investment services fees
Asset servicing	$106	$104	$117	$3,968	$3,800	$3,663	$1		$1		$—		$4,075		$3,905		$3,780
Issuer services	—	—	—	966	1,087	1,049	2		3		3		968		1,090		1,052
Clearing services	—	—	—	1,329	1,258	1,183	6		6		10		1,335		1,264		1,193
Treasury services	9	2	2	555	544	527	—		8		20		564		554		549
Total investment services fees	115	106	119	6,818	6,689	6,422	9		18		33		6,942		6,813		6,574
Investment management fees	3,369	3,255	3,016	74	63	66	—		27		37		3,443		3,345		3,119
Performance fees	115	130	137	—	—	—	—		—		(1)		115		130		136
Foreign exchange and other trading revenue	(23)	8	9	627	693	628	(34)		(27)		55		570		674		692
Distribution and servicing	162	172	187	11	8	5	—		—		—		173		180		192
Financing-related fees	1	5	6	50	44	42	118		123		124		169		172		172
Investment and other income	(7)	(14)	(9)	139	142	171	1,093	(a)	376	(a)	352	(a)	1,225	(a)	504	(a)	514	(a)
Total fee revenue	3,732	3,662	3,465	7,719	7,639	7,334	1,186	(a)	517	(a)	600	(a)	12,637	(a)(b)	11,818	(a)(b)	11,399	(a)(b)
Net securities gains (losses)	1	6	(1)	—	1	11	90		134		152		91		141		162
Total fee and other revenue	3,733	3,668	3,464	7,719	7,640	7,345	1,276	(a)	651	(a)	752	(a)	12,728	(a)(b)	11,959	(a)(b)	11,561	(a)(b)
Net interest revenue (expense)	274	260	214	2,340	2,515	2,439	266		234		320		2,880		3,009		2,973
Total revenue	4,007	3,928	3,678	10,059	10,155	9,784	1,542	(a)	885	(a)	1,072	(a)	15,608	(a)	14,968	(a)	14,534	(a)
Provision for credit losses	—	—	—	—	1	(3)	(48)		(36)		(77)		(48)		(35)		(80)
Noninterest expenses (ex. intangible amortization) (f)	2,983	2,812	2,590	7,949	7,208	7,368	947		944		991		11,879		10,964		10,949
Income (loss) before taxes (ex. intangible amortization)	1,024	1,116	1,088	2,110	2,946	2,419	643	(a)	(23)	(a)	158	(a)	3,777	(a)(b)	4,039	(a)(b)	3,665	(a)(b)
Amortization of intangible assets	123	148	192	175	194	192	—		—		—		298		342		384
Income (loss) before taxes and noncontrolling interest	$901	$968	$896	$1,935	$2,752	$2,227	$643	(a)	$(23)	(a)	$158	(a)	$3,479	(a)(b)	$3,697	(a)(b)	$3,281	(a)(b)

Average loans	$10,589	$9,361	$7,950	$33,466	$28,407	$25,503	$10,155		$10,548		$9,607		$54,210		$48,316		$43,060
Average assets	$37,783	$38,546	$36,120	$266,483	$247,430	$223,233	$68,300		$56,335		$56,028		$372,566		$342,311		$315,381
Average deposits	$14,156	$13,755	$11,311	$221,453	$206,793	$185,441	$6,930		$5,148		$7,458		$242,539		$225,696		$204,210

Assets under management at period-end (in billions) (c)	$1,710	$1,583	$1,380	$—	$—	$—	$—		$—		$—		$1,710		$1,583		$1,380
Assets under custody and/or administration at period-end (in trillions) (d)	$—	$—	$—	$28.5	$27.6	$26.3	$—		$—		$—		$28.5		$27.6		$26.3
Market value of securities on loan at period-end (in billions) (e)	$—	$—	$—	$289	$235	$237	$—		$—		$—		$289		$235		$237

Pre-tax operating margin - GAAP	22%	25%	24%	19%	27%	23%	N/M		N/M		N/M		22%		25%		23%

Memo:
Securities Lending Revenue													$158		$155		$198

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(b) Total fee and other revenue and income before taxes for the years 2012, 2013 and 2014 include income from consolidated investment management funds of $189 million, $183 million and $163 million, respectively, net of income attributable to noncontrolling interests of $76 million, $80 million and $84 million respectively. The net of these income statement line items of $113 million, $103 million and $79 million, respectively, are included above in fee and other revenue.

(c) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013.

(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2012, $1.2 trillion at Dec. 31, 2013 and $1.1 trillion at Dec. 31, 2014.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013 and $65 billion at Dec. 31, 2014.

(f) The second quarter of 2012 includes a charge related to the settlement of the Sigma class action lawsuit.
Note: See pages 10 through 12 for businesses results.
N/M - Not meaningful

13

THE BANK OF NEW YORK MELLON CORPORATION
NONPERFORMING ASSETS - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in millions)	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30

Nonperforming loans:
Other residential mortgages	$148	$135	$128	$117	$107	$105	$113	$112	$111	$110
Wealth management loans and mortgages	30	13	12	11	12	12	13	12	12	11
Commercial real estate	17	18	4	4	4	4	4	1	1	1
Commercial	24	24	15	15	13	13	13	—	—	—
Foreign	9	9	9	6	7	4	—	—	—	—
Financial institutions	3	2	1	—	—	—	—	—	—	—

Total nonperforming loans	231	201	169	153	143	138	143	125	124	122
Other assets owned	3	3	3	3	3	4	4	3	4	5

Total nonperforming assets (a)	$234	$204	$172	$156	$146	$142	$147	$128	$128	$127

Nonperforming assets ratio	0.48%	0.41%	0.34%	0.30%	0.27%	0.24%	0.26%	0.22%	0.21%	0.20%
Nonperforming assets ratio excluding margin loans	0.65%	0.57%	0.49%	0.43%	0.39%	0.34%	0.37%	0.33%	0.30%	0.30%

Allowance for loan losses/nonperforming loans	102.6	105.5	121.9	137.3	138.5	135.5	133.6	152.8	153.2	150.0
Allowance for loan losses/nonperforming assets	101.3	103.9	119.8	134.6	135.6	131.7	129.9	149.2	148.4	144.1
Total allowance for credit losses/nonperforming loans	155.0	167.7	200.6	224.8	228.0	225.4	201.4	224.0	228.2	227.9
Total allowance for credit losses/nonperforming assets	153.0	165.2	197.1	220.5	221.8	219.0	195.9	218.8	221.1	218.9

(a) Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. Included in the loans of consolidated investment management funds are nonperforming loans for the 1st through 4th quarters of 2013 of $161 million, $44 million, $31 million, and $16 million, respectively, for the 1st through 4th quarters of 2014 of $74 million, $68 million, $79 million, and $53 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above. In 2Q15, BNY Mellon adopted the new accounting guidance included in ASU 2015-02, Consolidations. As a result, we deconsolidated substantially all of the loans of consolidated investment management funds retroactively to Jan. 1, 2015.  See page 24 in the Quarterly Earnings Release for additional information on the new accounting guidance.

14

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 10 Quarter Trend

	2013				2014				2015
(dollar amounts in millions)	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30

Allowance for credit losses:
Allowance for credit losses	$266	$237	$212	$206	$210	$198	$187	$191	$191	$190
Allowance for lending-related commitments	121	121	125	133	134	128	124	97	89	93
Allowance for credit losses - beginning of period	387	358	337	339	344	326	311	288	280	283

Net (charge-offs)
Charge-offs	(5)	(3)	(2)	(6)	(1)	(4)	(5)	(10)	—	—
Recoveries	—	1	2	5	1	1	1	1	1	1
Total Net (charge-offs)	(5)	(2)	—	(1)	—	(3)	(4)	(9)	1	1

Provision for credit losses	(24)	(19)	2	6	(18)	(12)	(19)	1	2	(6)

Allowance for credit losses - end of period	358	337	339	344	326	311	288	280	283	278
Allowance for loan losses
Allowance for loan losses	$237	$212	$206	$210	$198	$187	$191	$191	$190	$183
Allowance for lending-related commitments	121	125	133	134	128	124	97	89	93	95
Allowance for credit losses - end of period	358	337	339	344	326	311	288	280	283	278

Allowance for loan losses as a percentage of total loans	0.48%	0.42%	0.41%	0.41%	0.37%	0.32%	0.33%	0.32%	0.31%	0.29%

15

THE BANK OF NEW YORK MELLON CORPORATION
Quarterly Financial Trends
July 21, 2015

Notes:
The following transactions/changes have impacted the reporting of our results:

The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02). See page 24 of the Quarterly Earnings Release for more information.

In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

In the first quarter of 2014, results of Newton's private client business were reclassified from the Investment Management business to the Other segment. Newton's private client business was sold in September 2013.

Restructuring charges in the second quarter of 2014 represent corporate initiatives and were recorded in the Other segment. In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, all restructuring charges were reported in the Other segment.

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:
Certain Non-GAAP measures are included in this document. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures relate to certain revenue/expense categories, percentages and ratios as described in footnotes. For further information, see 'Supplemental information -- Explanation of GAAP and Non-GAAP Financial Measures' in the Quarterly Earnings Release. Summations may not equal due to rounding. As a result of our rounding convention and reclassifications noted above, differences may exist between the business trends data versus business data in the Form 10-K for the year ended December 31, 2014 or other reports filed with the SEC.

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